                                                                EXHIBIT 4.4

                                                                CONFORMED COPY



                       CASTLE TRANSMISSION (FINANCE) PLC
                                   as Issuer

                                      and

                     CASTLE TRANSMISSION INTERNATIONAL LTD
                                  as Guarantor

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
                                  as Guarantor

                                      and

                   THE LAW DEBENTURE TRUST CORPORATION p.l.c.
                                   as Trustee



           ---------------------------------------------------------

                                   TRUST DEED
                                  relating to
           (Pounds)125,000,000 9 per cent. Guaranteed Bonds due 2007
                    (with authority to issue further bonds)

           ---------------------------------------------------------



                                  21 May 1997



                                Clifford Chance
                                     London

                               TABLE OF CONTENTS



1.   Definitions and Interpretation..........................................  1

2.   Covenant to Repay.......................................................  5

3.   The Original Bonds......................................................  8

4.   Guarantee and Indemnity.................................................  8

5.   Covenant to comply with Trust Deed and Schedules........................ 10

6.   Covenants by the Issuer and the Guarantors.............................. 10

7.   Amendments.............................................................. 14

8.   Enforcement............................................................. 17

9.   Application of Moneys................................................... 17

10.  Terms of Appointment.................................................... 19

11.  Costs and Expenses...................................................... 23

12.  Appointment and Retirement.............................................. 26

13.  Notices................................................................. 27

14.  Law and Jurisdiction.................................................... 28

15.  Severability............................................................ 29

16.  Counterparts............................................................ 29

First Schedule............................................................... 30
     PART I
     Form of Original Temporary Global Bond.................................. 30
     PART II
     Form of Original Permanent Global Bond.................................. 39

Second Schedule.............................................................. 44
         PART A
         Form of Definitive Original Bond.................................... 44
         PART B
         Terms and Conditions of the Bonds................................... 47

         PART C
         Form of Original Coupon............................................. 48

Third Schedule............................................................... 50
         Provisions for meetings of the Bondholders.......................... 50

THIS TRUST DEED is made on 21 May 1997

BETWEEN:

(1)  CASTLE TRANSMISSION (FINANCE) PLC (the "Issuer");

(2) CASTLE TRANSMISSION INTERNATIONAL LTD ("CTI") and CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD (the "Company" and, together with CTI, the "Guarantors" and each severally a "Guarantor"); and

(3) THE LAW DEBENTURE TRUST CORPORATION p.l.c. (the "Trustee", which expression includes, where the context admits, all persons for the time being the trustee or trustees of this Trust Deed).

WHEREAS-

(A) The Issuer has authorised the creation and issue of (Pounds)125,000,000 in aggregate principal amount of 9 per cent. Guaranteed Bonds due 2007 to be constituted in relation to this Trust Deed.

(B) The Guarantors have authorised the giving of the joint and several guarantee contained herein in relation to these Bonds.

(C) The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:

1.   Definitions and Interpretation

1.1 Definitions: In this Trust Deed the following expressions have the following meanings

"Authorised Signatory" means:

(i) in relation to the Issuer, any Director notified to the Trustee by any Director as being an Authorised Signatory pursuant to Clause 6.1(q) (Authorised Signatories); and

(ii) in relation to either Guarantor, any Director of such Guarantor notified to the Trustee by any Director of the

       Guarantor as being an Authorised Signatory pursuant to Clause 6.1(q) (Authorised Signatories);

"Bondholder" means an Original Bondholder or holder of Further Bonds;

"Bonds" means the Original Bonds and any Further Bonds save that in the First and Second Schedules "Bonds" means the Original Bonds and any Further Bonds forming a single issue therewith and the words "Coupons", "Bondholders" and "Couponholders" where used therein shall be construed accordingly;

"British Islands" means the United Kingdom, the Channel Islands and the Isle of Man;

"Cedel Bank" means Cedel Bank, societe anonyme;

"Conditions" means, in relation to the Original Bonds, the terms and conditions to be endorsed on the Original Bonds, in the form or substantially in the form set out in Part B of the Second Schedule, and, in relation to any Further Bonds, the terms and conditions endorsed on the Bonds in accordance with the supplemental deed relating to them, as any of the same may from time to time be modified in accordance with this Trust Deed and any reference in this Trust Deed to a particular numbered Condition shall be construed in relation to the Original Bonds accordingly and any reference in this Trust Deed to a particular numbered Condition in relation to any Further Bonds shall be construed as a reference to the provision (if any) in the Conditions of such Further Bonds which corresponds to the particular numbered Condition of the Original Bonds;

"Couponholder" means the holder of a Coupon;

"Coupons" means the bearer interest coupons appertaining to the Bonds or, as the context may require, a specific number thereof and includes any replacement Coupons issued pursuant to Condition 11;

"Director" means any director of the Issuer (or of a Guarantor, as applicable) from time to time;

"Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

"Event of Default" means any of the events listed in Condition 9 (but in the case of any of the events described in paragraphs (ii), (iii), (iv), (v),
(vi)(1), (vi)(3), (vi)(4), (viii) or (ix) thereof in relation to the Issuer, the Guarantors or any Restricted Subsidiary (as the case may be) only if, pursuant to the provisions of Condition 9, the Trustee has certified to the Issuer that the relevant event is, in its opinion, materially prejudicial to the interests of the Bondholders and, at its discretion or, if so required by holders of at least one-fifth in principal amount of the outstanding Bonds or if so directed by an Extraordinary Resolution, the Trustee has given written notice to the Issuer declaring the Bonds to be immediately due and payable);

"Extraordinary Resolution" has the meaning set out in the Third Schedule;

"Further Bonds" means any bonds or notes of the Issuer constituted in relation to a deed supplemental to this Principal Trust Deed pursuant to Clause 2.3 (Further Issues) and for the time being outstanding or, as the context may require, a specific number thereof and includes any global bond, note or evidence of indebtedness which has not for the time being been exchanged for such bonds or notes and any replacement bonds or notes issued pursuant to Condition 11;

"Global Bond" means the Original Temporary Global Bond and Original Permanent Global Bond and any other global bonds representing the Further Bonds or any of them;

"Original Bondholder" and (in relation to a Bond) "holder" means the bearer of an Original Bond;

"Original Bonds" means the bearer bonds in the denominations of (Pounds)10,000 and (Pounds)100,000 comprising the (Pounds)125,000,000 9 per cent. Guaranteed Bonds due 2007 constituted in relation to this Trust Deed, in or substantially in the form set out in the First and Second Schedules, and for the time being outstanding or, as the case may be, a specific number thereof and includes any replacement Original Bonds issued pursuant to Condition 11 and (except for the purposes of Clause 3.1 (Global Bonds) and 3.3 (Signature)) the Original Global Bond for so long as it has not been exchanged in accordance with the terms thereof;

"Original Coupons" means the bearer interest coupons in or substantially in the form set out in Part C of the Second Schedule appertaining to the Original Bonds and for the time being outstanding or as the context may require a specific number thereof and includes any replacement Original Coupons issued pursuant to Condition 11;

"Original Couponholder" and (in relation to a Coupon) "holder" means the bearer of an Original Coupon;

"Original Definitive Bonds" means any Definitive Bonds which have been issued pursuant to the Conditions relating to the Original Bonds;

"Original Global Bond" means the Original Temporary Global Bond and the Original Permanent Global Bond for so long as they have not been exchanged in accordance with the terms thereof.

"Original Permanent Global Bond" means the Original Permanent Global Bond to be issued pursuant to Clause 3.1 (Global Bonds) in the form or substantially in the form set out in Part II of the First Schedule;

"Original Temporary Global Bond" means the Original Temporary Global Bond to be issued pursuant to Clause 3.1 (Global Bonds) in the form or substantially in the form set out in Part I of the First Schedule;

"outstanding" has the meaning set out in the Conditions as modified by the proviso set out in Clause 6.1(h);

"Paying Agency Agreement" means, in relation to the Bonds of any relevant series, the agreement appointing the initial Paying Agents in relation to such Bonds and any other agreement for the time being in force appointing Successor paying agents in relation to such Bonds, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Bonds;

"Paying Agents" means, in relation to the Bonds of any relevant series the several institutions (including, where the context permits, the Principal Paying Agent) at their respective specified offices initially appointed pursuant to the relative Paying Agency Agreement

Agreement and/or, if applicable, any Successor paying agents, in relation to such Bonds at their respective specified offices;

"Permanent Global Bond" means the Original Permanent Global Bond and any other permanent global instrument representing the Further Bonds (or any of them;)

"Principal Paying Agent" means, in relation to the Bonds of any series, the institution at its specified office initially appointed as principal paying agent in relation to such Bonds pursuant to the relative Paying Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Bonds at its specified office;

"Principal Trust Deed" means the Trust Deed constituting the Original Bonds;

"Repay" shall include "redeem" and vice versa and "repaid", "repayable" and "repayment" and "redeemed", "redeemable" and "redemption" shall be construed accordingly;

"specified office" means, in relation to any Paying Agent, either the office identified with its name in the Conditions of the Bonds of the relevant series or any other office notified to any relevant parties pursuant to the Paying Agency Agreement;

"Successor" means, in relation to the Paying Agents, such other or further person, as may from time to time be appointed as a Paying Agent pursuant to the Paying Agency Agreement;

"Temporary Global Bond" means the Original Temporary Global Bond and any other temporary global instrument representing the Further Bonds or any of them;

"this Trust Deed" means this Principal Trust Deed and the Schedules (as from time to time modified in accordance with the provisions contained herein) and (unless the context requires otherwise) includes any deed or other document executed in accordance with the provisions hereof (as from time to time modified as aforesaid) and expressed to be supplemental hereto;

"U.K. GAAP" means generally accepted accounting principles in the United Kingdom; and

"Written Resolution" means a resolution in writing signed by or on behalf of all holders of Bonds who for the time being are entitled to receive notice of a meeting in accordance with the provisions of this Trust Deed whether contained in one document or several documents in like form, each signed by or on behalf of one or more such holders of the Bonds.

Words denoting the masculine gender shall include the feminine gender also, words denoting persons only shall include companies, corporations and partnerships and words importing the singular number only shall include the plural and in each case vice versa.

1.2  In this Trust Deed references to:

(a) Statutory modification: any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment;

(b) Additional amounts: principal and/or interest in respect of the Bonds shall be deemed also to include references to any additional amounts which may be payable under Condition 8;

(c) Tax: costs, charges or expenses shall include any value added tax or similar tax charged or chargeable in respect thereof;

(d) Currency: "Sterling and "(Pounds)" shall denote the lawful currency for the time being of the United Kingdom;

(e) Enforcement of rights: an action, remedy or method of judicial proceedings for the enforcement of rights of creditors shall include, in respect of any jurisdiction other than England, references to such action, remedy or method of judicial proceedings for the enforcement of rights of creditors available or appropriate in such jurisdictions as shall most nearly approximate thereto;

(f) Clauses and Schedules: any reference in this Trust Deed to a Schedule or a Clause, paragraph or sub-paragraph is, unless otherwise stated, to a schedule hereto or a clause, paragraph or sub-paragraph hereof respectively;

(g) Principal: references to principal shall, when applicable, include premium or any other amount payable on an early redemption;

(h)  Clearing systems:  means Euroclear and/or Cedel Bank; and

(i) Trust Corporation: means a corporation entitled by rules made under the Public Trustee Act, 1906 of Great Britain (or any successor statute or re-enactment thereof) to act as a custodian trustee or entitled pursuant to any other legislation applicable to a trustee in any jurisdiction other than England to act as trustee and carry on trust business under the laws of the country of its incorporation.

1.3 The Conditions: In this Trust Deed, unless the context requires or the same are otherwise defined, words and expressions defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed.

1.4 Headings: The headings and sub-headings are for ease of reference only and shall not affect the construction of this Trust Deed.

1.5 The Schedules: The schedules are part of this Trust Deed and shall have effect accordingly.

2.   Covenant to Repay

2.1 Covenant to Repay: The Issuer covenants with the Trustee that it will, as and when the Original Bonds or any of them become due to be redeemed or any principal on the Original Bonds or any of them becomes due to be repaid in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in Sterling in London in immediately available freely transferable funds the principal amount of the Original Bonds or any of them becoming due for redemption or repayment on that date and shall (subject to the provisions of the Conditions) until all such payments (after as well as before any judgment or other order of any court of competent jurisdiction) are duly made unconditionally pay or procure to be paid to or to the order of the Trustee as aforesaid on the dates provided for in the Conditions interest on the principal amount of the Original Bonds or any of them outstanding from time to time as set out in the Conditions provided that:

(a) every payment of principal or interest in respect of the Original Bonds or any of them made to the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall satisfy, to the extent of such payment, the relevant covenant by the Issuer contained in this Clause except to the extent that there is default in the subsequent payment thereof to the Original Bondholders or Original Couponholders (as the case may be) in accordance with the Conditions;

(b) if any payment of principal or interest in respect of the Original Bonds or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Original Bondholders or Original Couponholders or, if earlier, the seventh day after notice has been given to the Original Bondholders in accordance with the Conditions that the full amount has been received by the Principal Paying Agent or the Trustee except, in the case of payment to the Principal Paying Agent, to the extent that there is failure in the subsequent payment to the Original Bondholders or Original Couponholders under the Conditions; and

(c) in any case where payment of the whole or any part of the principal amount due in respect of any Original Bond is improperly withheld or refused upon due presentation (if so provided for in the Paying Agency Agreement) of the Original Bond, interest shall accrue on the whole or such part of such principal amount from the date of such withholding or refusal until the date either on which such principal amount due is paid to the Original Bondholders or, if earlier, the seventh day after which notice is given to the Original Bondholders in accordance with the Conditions that the full amount payable in respect of the said principal amount is available for collection by the Original Bondholders provided that on further due presentation thereof (if so provided for in the Paying Agency Agreement) such payment is in fact made.

The Trustee will hold the benefit of this covenant and the covenant in Clause 5 (Covenant to comply with the Trust Deed and Schedules) on trust for the Original Bondholders and Original Couponholders.

2.2 Following an Event of Default: At any time after (x) any Event of Default shall have occurred and is continuing and shall not have been waived by the Trustee or remedied to its satisfaction or (y) any Potential Event of Default shall have occurred and is continuing and (save where such Potential Event of Default is a failure to pay any amount of interest in respect of the Bonds on the due date for payment thereof) the Trustee has certified to the Issuer that such Potential Event of Default is materially prejudicial to the interests of the Bondholders, the Trustee may:

(a) by notice in writing to the Issuer, the Guarantors, the Principal Paying Agent and the other Paying Agents require the Principal Paying Agent and the other Paying Agents or any of them:

     (i) to act thereafter as Paying Agents of the Trustee under the provisions of this Trust Deed on the terms provided in the Paying Agency Agreement (with consequential amendments as necessary and save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents shall be limited to amounts for the time being held by the Trustee on the trusts of this Trust Deed in relation to the Bonds on the terms of this Trust Deed and available to the Trustee for such purpose) and thereafter to hold all Bonds, Coupons and all sums, documents and records held by them in respect of Bonds and Coupons on behalf of the Trustee; and/or

     (ii) to deliver up all Bonds and Coupons and all sums, documents and records held by them in respect of Bonds and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any document or record which the relevant Paying Agent is obliged not to release by any law or regulation; and

(b) by notice in writing to the Issuer and the Guarantors require them to make all subsequent payments in respect of Bonds and Coupons to or to the order of the Trustee and with effect from the issue of any such notice until such notice is withdrawn, proviso (a) to Clause 2.1 (Covenant to Repay) and (so far as it concerns payments by the Issuer or the Guarantors) Clause 9.4 (Payments to Bondholders and Couponholders) shall cease to have effect.

2.3  Further Issues:

(a) The Issuer shall be at liberty from time to time (but subject always to the provisions of this Trust Deed) without the consent of the Bondholders or the Couponholders to create and issue further bonds or debt securities howsoever designated either ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so as to form a single series with the Original Bonds and/or Further Bonds of any series or upon such terms as to interest, conversion, redemption and otherwise as the Issuer may at the time of the issue thereof determine.

(b) Any further bonds or debt securities howsoever designated created and issued pursuant to the provisions of paragraph (a) above shall, if they are to form a single series with the Original Bonds, and/or Further Bonds of any series, be constituted in relation to a deed supplemental to this Trust Deed and in any other case, if the Trustee so agrees, may be so constituted. In any such case the Issuer and the Guarantors shall prior to the issue of any such further bonds or debt securities, execute and deliver to the Trustee a deed supplemental to this Trust Deed (if applicable, duly stamped or denoted) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2.1 (Covenant to Repay) of this Trust Deed in relation to the principal and interest in respect of such further bonds or debt securities howsoever designated and such other provisions (corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.

(c) A memorandum of every such supplemental deed shall be endorsed by the Trustee on this Principal Trust Deed and by the Issuer on the duplicate of this Trust Deed.

(d) Any Further Bonds not forming a single series with the Original Bonds or any other series of Further Bonds shall form a separate series and accordingly, unless for any purpose the Trustee at its absolute discretion shall otherwise determine, all the provisions of this Trust Deed (other than Clauses 2.1 (Covenant to Repay), 3.1 (Global Bonds), 3.2 (The Definitive Bonds), 3.3 (Signature) and 6.2 (The Original Bonds) and the First and Second Schedules) shall apply separately to each series of the Bonds, and in this Trust Deed (other than such Clauses and Schedules) the expression "Bonds", "Bondholders", "Coupons" and "Couponholders" shall be construed accordingly.

3.   The Original Bonds

3.1 Global Bonds: The Original Bonds will initially be represented by the Original Temporary Global Bond in the principal amount of (Pounds)125,000,000. Interests in the Original Temporary Global Bond shall be exchangeable, in accordance with its terms, for interests in the Original Permanent Global Bond. The Original Permanent Global Bond shall be exchangeable, in accordance with its terms, for Original Bonds in definitive form.

3.2 The Definitive Bonds: The Definitive Original Bonds and the Original Coupons will be security printed in accordance with applicable legal and stock exchange requirements substantially in the forms set out in the Second Schedule. The Original Bonds will be endorsed with the Conditions.

3.3 Signature: The Original Global Bonds, the Original Bonds and the Original Coupons will be signed manually or in facsimile by a duly authorised person designated by the Issuer and, in the case of the Original Global Bonds and the Original Bonds will be authenticated manually by or on behalf of the Principal Paying Agent. The Issuer may use the facsimile signature of a person who at the date of this Trust Deed is such a duly authorised person even if at the time of issue of any Original Bonds and/or Original Coupons he no longer holds that office. Original Bonds and Original Coupons so executed and authenticated will be binding and valid obligations of the Issuer.

3.4 Entitlement to treat holder as Owner: The Issuer, the Guarantors, the Trustee and any Paying Agent may deem and treat the holder of any Bond and any Coupon appertaining to the relevant Bond as the absolute owner of such Bond or such Coupon as the case may be (whether or not such Bond or such Coupon shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of previous loss or theft of such Bond or Coupon for all purposes and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Issuer, the Guarantors, the Trustee and the Paying Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon the Bonds and Coupons.

4.   Guarantee and Indemnity

4.1 Guarantee: Each Guarantor hereby unconditionally, irrevocably jointly and severally guarantees to the Trustee payment of all sums expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds or Coupons, as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, according to the terms of this Trust Deed, the Bonds and the Coupons. In case of the failure of the Issuer to pay any such sum as and when the same shall become due and payable, the Guarantors hereby jointly and severally agree to cause such payment to be made as and when the same becomes due and payable, whether at maturity, upon early redemption, upon acceleration or otherwise, as if such payment were made by the Issuer.
This Guarantee constitutes joint and several direct, general and unsubordinated obligations of each Guarantor which will at all times rank at least pari passu with all other present and future unsecured and unsubordinated obligations of such Guarantor, save for such obligations as may be preferred by mandatory provisions of applicable law.

4.2 Guarantors as principal debtors: Each Guarantor jointly and severally agrees, as an independent primary obligation, that it shall pay to the Trustee on demand sums sufficient to indemnify the Trustee and each Bondholder and Couponholder against any loss sustained by the Trustee or such Bondholder or Couponholder by reason of the non-payment as and when the same shall become due and payable of any sum expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds, whether by reason of any of the obligations expressed to be assumed by the Issuer in this Trust Deed or the Bonds being or becoming void, voidable or unenforceable for any reason, whether or not known to the Trustee or such Bondholder or Couponholder or for any other reason whatsoever.

4.3 Unconditional payment: If the Issuer defaults in the payment of any sum expressed to be payable by the Issuer under this Trust Deed or in respect of the Bonds or Coupons as and when the same shall become due and payable, the Guarantors shall forthwith unconditionally pay or procure to be paid to or to the order of the Trustee in Sterling in London in immediately available freely transferable funds the amount in respect of which such default has been made; provided that every payment of such amount made by the Guarantors to the Principal Paying Agent in the manner provided in the Paying Agency Agreement shall be deemed to cure pro tanto such default by the Issuer and shall be deemed for the purposes of this Clause 4 to have been paid to or for the account of the Trustee except to the extent that there is failure in the subsequent payment of such amount to the Bondholders and Couponholders in accordance with the Conditions, and everything so paid by the Guarantors in accordance with the Paying Agency Agreement shall have the same effect as if it had been paid thereunder by the Issuer.

4.4 Unconditional obligation: Each Guarantor jointly and severally agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of this Trust Deed or any Bond or Coupon, or any change in or amendment hereto or thereto, the absence of any action to enforce the same, any waiver or consent by any Bondholder or Couponholder or by the Trustee with respect to any provision of this Trust Deed or the Bonds, the obtaining of any judgment against the Issuer or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defence of a guarantor.

4.5 Guarantors' obligations continuing: Each Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to any Bond or the indebtedness evidenced thereby and all demands whatsoever. Each Guarantor agrees that the guarantee and indemnity contained in this Clause 4 is a continuing guarantee and indemnity and shall remain in full force and effect until all amounts due as principal, interest or otherwise in respect of the Bonds or under this Trust Deed shall have been paid in full and that the Guarantors shall not be discharged by anything other than a complete performance of the obligations contained in this Trust Deed and the Bonds.

4.6 Subrogation of Guarantors' rights: The Guarantors shall be subrogated to all rights of the Bondholders against the Issuer in respect of any amounts paid by such Guarantor pursuant hereto; provided that the Guarantors shall not without the consent of the Trustee be entitled to enforce, or to receive any payments arising out of or based upon or prove in any insolvency or winding up of the Issuer in respect of, such right of subrogation until such time as the principal of and interest on all outstanding Bonds and all other amounts due under this Trust Deed and the Bonds have been paid in full. Furthermore, until such time as aforesaid neither Guarantor shall take any security or counter-indemnity from the

Issuer in respect of their respective obligations under this Clause 4.

4.7 Repayment to the Issuer: If any payment received by the Trustee or the Principal Paying Agent pursuant to the provisions of this Trust Deed or the Conditions shall, on the subsequent bankruptcy, insolvency, corporate reorganisation or other similar event affecting the Issuer, be avoided, reduced, invalidated or set aside under any laws relating to bankruptcy, insolvency, corporate reorganisation or other similar events, such payment shall not be considered as discharging or diminishing the liability of either of the Guarantors whether as guarantor, principal debtor or indemnifier and the guarantee and indemnity contained in this Clause 4 shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantors shall, jointly and severally, indemnify and keep indemnified the Trustee and the Bondholders on the terms of the guarantee and indemnity contained in this Clause 4.

4.8 Suspense account: Any amount received or recovered by the Trustee (other than as a result of a payment by the Issuer to the Trustee in accordance with proviso (i) of Clause 2.2(a) (Following an Event of Default) or the Guarantors in accordance with this Clause 4) in respect of any sum payable by the Issuer under this Trust Deed or the Bonds or the Coupons may be placed in a suspense account and kept there for so long as the Trustee thinks fit.

5.   Covenant to comply with Trust Deed and Schedules

The Issuer and each Guarantor hereby covenants with the Trustee to comply with those provisions of this Trust Deed and the Conditions which are expressed to be binding on it and to perform and observe the same. The Bonds are subject to the provisions contained in this Trust Deed, all of which shall be binding upon the Issuer, the Guarantors, the Bondholders and the Couponholders and all persons claiming through or under them respectively.

6.   Covenants by the Issuer and the Guarantors

6.1 The Bonds generally: The Issuer and each Guarantor hereby covenants with the Trustee that, so long as any of the Bonds remains outstanding, it will:

(a) Books of account: at all times keep and procure that all its Subsidiaries keep such books of account as may be necessary to comply with all applicable laws so as to enable the financial statements of the Issuer and each Guarantor to be prepared and allow the Trustee and any person appointed by the Trustee free access to the same at all reasonable times during normal business hours and to discuss the same with responsible officers of the Issuer or the Guarantors;

(b) Event of Default: give notice in writing to the Trustee forthwith upon becoming aware of any Event of Default or Potential Event of Default and without waiting for the Trustee to take any further action;

(c) Certificate of Directors: provide to the Trustee within ten days of any request by the Trustee and at the time of the despatch to the Trustee of its annual financial statements referred to in paragraph (f) below and in any event not later than 180 days after the end of its financial year, in the case of the Company, an Officers' Certificate and, in the case of the Issuer and CTI, a certificate signed by two of its Directors, certifying to the best of their knowledge and belief, having made all reasonable enquiries, that up to a specified date not earlier than seven days prior to the date of such certificate (the "Certified Date") the Company, the Issuer or CTI, as the case may be, has complied with its obligations under this Trust Deed (or, if such is not the case, giving details of the circumstances of such non-compliance) and, in the case of the Issuer, that as at such date there did not exist nor had there existed at any time prior thereto since the Certified Date in respect of the previous such certificate delivered by it to the Trustee (or, in the case of the first such certificate, since the date of this Trust Deed) any Event of Default or Potential Event of Default or (if such is not the case) specifying the same;

(d) Officers' Certificates: in the case of the Company provide to the Trustee within ten days of any request by the Trustee in the context of any relevant transaction an Officers' Certificate setting out the Company's Consolidated Cash Flow, Consolidated Cash Flow Coverage Ratio, Consolidated Net Worth, Indebtedness and/or (as applicable) Total Interest during any relevant period or as at any date and/or (as applicable) particulars of any Restricted Payments, Net Cash Proceeds,

     Asset Sales, the issue of any Capital Stock by CTI or any Restricted Subsidiary and any Charges over any assets of the Company or any Restricted Subsidiaries paid, received or effected during such period or as at such date in order to demonstrate compliance by the Company, the Issuer and CTI, as applicable, with any of the provisions of Conditions 3 and 4(a);

(e) Certificate relating to Restricted and Unrestricted Subsidiaries: in the case of the Company promptly upon the designation by its Board of Directors of any Unrestricted Subsidiary as a Restricted Subsidiary deliver to the Trustee a copy of the board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the provisions of Condition 18 relating to any such designation and provide to the Trustee, within ten days of any request by the Trustee and at the time of the despatch to the Trustee of its annual financial statements referred to in paragraph (f) below and in accordance with the Conditions, an Officers' Certificate identifying the Restricted and Unrestricted Subsidiaries of the Company up to a specified date not earlier than seven days prior to the date of such certificate. Each Officers' Certificate must specify which of the Restricted Subsidiaries are companies organised and existing under the laws of the British Islands, the Republic of France, the Netherlands or the United States of America, any state thereof and the District of Columbia or any territory thereof, and any additions to or deletions from the previous such certificate;

(f) Financial statements: deliver to the Trustee and to the Principal Paying Agent (if the same are produced) as soon as practicable after their date of publication and in any event not more than 90 days following the end of each financial year, four copies of its audited annual financial statements and, (but in the case of the Issuer and CTI only if they have prepared the same) not more than 45 days following the end of each of its financial quarters, four copies of its unaudited consolidated (in the case of the Company) quarterly financial statements setting out in the case of the Company its consolidated turnover, operating income, net earnings, indebtedness and shareholders' equity. In addition, within one week of the issue of any such financial statements of the Issuer or a Guarantor, the Issuer or such Guarantor shall publish a notice in accordance with Condition 17 confirming that such statements are available for collection by Bondholders from the specified offices of the Paying Agents;

(g) Information: so far as permitted by applicable law and not prohibited by direction of Her Majesty's Government at all times give to the Trustee such information as it properly requires for the performance of its functions;

(h)  Bonds held by the Issuer or either of the Guarantors or their respective
     Subsidiaries: send to the Trustee forthwith upon being so requested in writing by the Trustee a certificate of the Issuer or, as the case may be, either Guarantor (signed on its behalf by an Authorised Signatory) setting out the total number of Bonds of each series which at the date of such certificate are held by or for the benefit of it or any of its Subsidiaries it being agreed that for each of the following purposes, namely:

     (i)   the right to attend and vote at any meeting of Bondholders;

     (ii) the determination of how many and which Bonds are for the time being outstanding for the purposes of Clauses 7.1 (Waiver) and 8.1 (Institution of Legal Proceedings) and Conditions 9 and 13 and the Third Schedule; and

     (iii) any discretion, power or authority, whether contained in this Trust Deed or provided by law, which the Trustee is required to exercise in or by reference to the interests of the Bondholders or any of them those Bonds (if any) which are for the time being held by any person (including but not limited to the Issuer, either of the Guarantors, or any of their respective Subsidiaries, for the benefit of the Issuer, either of the Guarantors or any of their respective Subsidiaries) shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

(i) Execution of further documents: so far as permitted by applicable law, at all times execute all such further documents and do all such further acts and things as may be necessary at any time or times in the reasonable opinion of the Trustee to give effect to the provisions of this Trust Deed;

(j) Notices to Bondholders: send or procure to be sent to the Trustee prior to the date of publication the form of each notice to be given to the Bondholders with a view to obtaining the Trustee's prior written approval thereof (such approval not, unless so expressed, to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined)) and, upon publication, two copies of each notice given to the Bondholders;

(k) Notification of non-payment: use its best endeavours to procure that the Principal Paying Agent notifies the Trustee forthwith in the event that it does not, on or before the due date for payment in respect of the Bonds or any of them or any of the Coupons, receive unconditionally the full amount in the relevant currency of the moneys payable on such due date on all such Bonds or Coupons;

(l) Notification of late payment: in the event of the unconditional payment to the Principal Paying Agent or the Trustee of any sum due in respect of the Bonds or any of them or any of the Coupons being made after the due date for payment thereof, forthwith give notice to the Bondholders that such payment has been made;

(m) Notification of redemption or repayment: not less than the number of days specified in the relevant Condition prior to the redemption or repayment date in respect of any Bond, give to the Trustee notice in writing of the amount of such redemption or repayment, pursuant to the Conditions;

(n) Obligations of Paying Agents: observe and comply with its obligations and use all reasonable endeavours to procure that the Paying Agents observe and comply with all their obligations under the Paying Agency Agreement and notify the Trustee immediately it becomes aware of any material breach or failure by a Paying Agent in relation to the Bonds or Coupons;

(o) Change of taxing jurisdiction: if the Issuer or either of the Guarantors shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax, other than or in addition to the United Kingdom, then immediately upon becoming aware thereof the Issuer or, as the case may be, such Guarantor, shall notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental hereto, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 8 with the substitution for (or, as the case may be, the addition to) the references therein to the United Kingdom of references to that other or additional territory to whose taxing jurisdiction, or that of a political subdivision thereof or an authority therein or thereof, the Issuer or such Guarantor shall have become subject as aforesaid, such trust deed also to modify Condition 8 so that such Condition shall make reference to that other or additional territory;

(p) Listing: at all times use all its best endeavours to maintain the listing of the Original Bonds on the Luxembourg Stock Exchange or, if it is unable to do so having used all reasonable endeavours or if the maintenance of such listing is agreed by the Trustee to be unduly burdensome or impractical, use its best endeavours to obtain and maintain a quotation or listing of the Original Bonds on such other stock exchange or exchanges or securities market or markets as the Issuer and the Guarantors may (with the approval of the Trustee) decide; and

(q) Authorised Signatories: upon the execution hereof and thereafter forthwith upon any change of the same, deliver to the Trustee (with a copy to the Principal Paying Agent) a list of the Authorised Signatories of the Issuer and the Guarantors, together with certified specimen signatures of the same.

6.2 The Original Bonds: The Company and, to the extent set out therein, the Issuer and CTI hereby covenants with the Trustee to the effect set out in Conditions 3 and 4 of the Original Bonds.

6.3 Release of Covenants: Upon the repayment in full of the principal of the Bonds and payment in full of all interest thereon the Company, CTI and the Issuer will be released without any further act or formality from complying with the provisions of Conditions 3 and 4 and the provisions of Clauses 6.1 (The Bonds generally) and 6.2 (The Original Bonds).

6.4  Covenant Defeasance:  In the event of:

     (a) any of the Company, CTI or the Issuer giving written notice to the Trustee pursuant to Condition 4(b);

     (b) any of the Company, CTI or the Issuer satisfying the conditions set out in paragraphs (i) to (vii) inclusive of Condition 4(b); and

     (c) the depositor (as defined in Condition 4(b)) having executed such documents and done such acts and things as the Trustee shall require to constitute the security over the Defeasance Collateral, then the Issuer and the Guarantors will be released from the covenants and obligations set out in Conditions 3, 4(a) and 6(d), the Guarantee and the covenants contained in paragraphs (c), (d), (e) and (f) of Clause 6.1 (The Bonds generally) and paragraphs (ii), (iii), (iv), (vi) (1) and (4), (viii) and, to the extent it relates thereto, (ix) of Condition 9 shall cease to apply as if they had been deleted provided that if the Trustee is prevented from applying all or any part of the Defeasance Collateral in or towards payment of the principal of or interest on the Bonds by virtue of any legal or insolvency proceedings relating to the depositor then all of the above-mentioned provisions of this Trust Deed, including the Guarantee, and the Conditions shall be reinstated until such time as the Trustee ceases to be prevented from so applying the Defeasance Collateral.

7.   Amendments

7.1 Waiver: The Trustee may, without any consent or sanction of the Bondholders or Couponholders and without prejudice to its rights in respect of any subsequent breach, condition, event or act, from time to time and at any time, but only if and in so far as in its opinion the interests of the Bondholders shall not be materially prejudiced thereby, authorise or waive, on such terms and conditions (if any) as shall seem expedient to it, any proposed breach or breach of any of the covenants or provisions contained in this Trust Deed or the Bonds or Coupons or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed; any such authorisation, waiver or determination shall be binding on the Bondholders and the Couponholders and, unless the Trustee otherwise agrees, the Issuer shall cause such authorisation, waiver or determination to be notified to the Bondholders as soon as practicable thereafter in accordance with the Conditions; provided that the Trustee shall not exercise any powers conferred upon it by this Clause in contravention of any express direction by an Extraordinary Resolution or of a request in writing made by the holders of not less than 25 per cent. in aggregate principal amount of the Bonds then outstanding (but so that no such direction or request shall affect any authorisation, waiver or determination previously given or made) or so as to authorise or waive any such proposed breach or breach relating to any of the matters the subject of the Reserved Matters as specified and defined in the Third Schedule.

7.2 Modifications: The Trustee may from time to time and at any time without any consent or sanction of the Bondholders or Couponholders concur with the Issuer and the Guarantors in making (a) any modification to the Conditions or this Trust Deed (other than in respect of Reserved Matters as specified and defined in the Third Schedule or any provision of this Trust Deed referred to in that specification) which in the opinion of the Trustee it may be proper to make provided the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Bondholders or (b) any modification to the Conditions or this Trust Deed if in the opinion of the Trustee such modification is of a formal, minor or technical nature or made to correct a manifest error. Any such modification shall be binding on the Bondholders and the Couponholders and, unless the Trustee otherwise agrees, the Issuer shall cause such modification to be notified to the Bondholders as soon as practicable thereafter in accordance with the Conditions.

7.3  Substitution:

(a) By CTI or any of its Subsidiaries: CTI or any Restricted Subsidiary (which for the purposes of Condition 16(a) and this Clause 7.3(a) is any Restricted Subsidiary which is a company organised and existing under the laws of any of the British Islands, the Republic of France, the Netherlands or the United States of America, any state thereof, the District of Columbia or any territory thereof) which is also a Subsidiary of CTI (a "Substitute Debtor") shall be entitled without the consent of the Bondholders or the Couponholders to assume the obligations of the Issuer in respect of the Bonds and under this Trust Deed upon:

     (i) the execution of a supplemental trust deed by the Issuer, the Substitute Debtor, the Company and (if the Substitute Debtor is not
          CTI) CTI in form and substance satisfactory to the Trustee which includes, without limitation: (A) a covenant by the Substitute Debtor in favour of the Trustee to be bound by this Trust Deed as if it had been named therein as the Issuer; (B) if the Substitute Debtor is incorporated, domiciled or resident for tax purposes in a territory other than the United Kingdom, a covenant by the Substitute Debtor corresponding to the provisions of Condition 8 (but with reference to such territory as well as to the United Kingdom) and the provisions of Clause 6.1(o) of this Trust Deed; and (C) a covenant by the Company and (if the Substitute Debtor is not CTI) CTI in favour of the Trustee guaranteeing the obligations of the Substitute Debtor under and by virtue of such supplemental trust deed; and

     (ii) the delivery by the Issuer to the Trustee of an opinion of independent legal advisers of recognised standing acceptable to the Trustee in form and substance satisfactory to the Trustee to the effect that: (A) such supplemental trust deed constitutes legal, valid, binding and enforceable obligations of the Substitute Debtor, the Company and (if the Substitute Debtor is not CTI) CTI; (B) the Bonds constitute legal, valid, binding and enforceable obligations of the Substitute Debtor;
          (C) the Guarantee constitutes legal, valid, binding and enforceable obligations of the Company and (if the Substitute Debtor is not CTI) CTI in respect of all sums from time to time payable by the Substitute Debtor in respect of the Bonds; (D) the Substitute Debtor has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Bonds and the Coupons in place of the Issuer; (E) the Company and (if the Substitute Debtor is not CTI) CTI have obtained all governmental and regulatory approvals and consents necessary for the Guarantee to be a binding obligation; and (F) such approvals and consents are at the time of substitution in full force and effect;

(b) By the Company or any of its other Subsidiaries: the Company or any Restricted Subsidiary (which for the purposes of Condition 16(b) and this Clause 7.3(b) is any Restricted Subsidiary which is a company organised and existing under the laws of any of the British Islands, the Republic of France, the Netherlands or the United States of America, any state thereof, the District of Columbia or any territory thereof) which is not also CTI or a Subsidiary of CTI (an "Alternative Substitute Debtor") shall be entitled without the consent of the Bondholders or the Couponholders to assume the obligations of the Issuer in respect of the Bonds and under this Trust Deed upon:

     (i) the execution of a supplemental trust deed by the Issuer, the Alternative Substitute Debtor, CTI and (if the Alternative Substitute Debtor is not the Company) the Company in form and substance satisfactory to the Trustee which includes, without limitation: (A) a covenant by the Alternative Substitute Debtor in favour of the Trustee to be bound by this Trust Deed as if it had been named therein as the Issuer; (B) if the Alternative Substitute Debtor is incorporated, domiciled or resident for tax purposes in a territory other than the United Kingdom, a covenant by the Alternative Substitute Debtor corresponding to the provisions of Condition 8 (but with reference to such territory as well as to the United Kingdom) and the provisions of Clause 6.1(o) (Change of Taxing Jurisdiction) hereof; and (C) a covenant by CTI and (if the Substitute Debtor is not the Company) the Company in favour of the Trustee guaranteeing the obligations of the Alternative Substitute Debtor under and by virtue of such supplemental trust deed;

     (ii) the delivery by the Issuer to the Trustee of an opinion of independent legal advisers of recognised standing acceptable to the Trustee in form and substance satisfactory to the Trustee to the effect that: (A) such supplemental trust deed constitutes legal, valid, binding and enforceable obligations of the Alternative Substitute Debtor, CTI and (if the Alternative Substitute Debtor is
           not the Company) the Company; (B) the Bonds constitute legal, valid, binding and enforceable obligations of the Alternative Substitute Debtor; (C) the Guarantee constitutes legal, valid, binding and enforceable obligations of CTI and (if the Alternative Substitute Debtor is not the Company) the Company in respect of all sums from time to time payable by the Substitute Debtor in respect of the Bonds and under this Trust Deed; (D) the Alternative Substitute Debtor has obtained all governmental and regulatory approvals and consents necessary for its assumption of liability as principal debtor in respect of the Bonds and the Coupons in place of the Issuer; (E) CTI and (if the Alternative Substitute Debtor is not the Company) the Company have obtained all governmental and regulatory approvals and consents necessary for the Guarantee to be a binding obligation; and
           (F) such approvals and consents are at the time of substitution in full force and effect; and

     (iii) the delivery by the Issuer to the Trustee of a certificate of the Auditors to the effect that substantially all of the Indebtedness of CTI (other than Indebtedness in respect of the Bonds and Intercompany Indebtedness) has been: (A) transferred to and assumed by the Company; or (B) repaid, redeemed, purchased and cancelled and/or otherwise discharged.

(c) Extra duties: The Trustee shall be entitled to refuse to implement the substitution of any Substitute Debtor or Alternative Substitute Debtor if, pursuant to the law of the country of incorporation of the Substitute Debtor or Alternative Substitute Debtor, the assumption by the Substitute Debtor or Alternative Substitute Debtor of its obligations hereunder imposes additional responsibilities on the Trustee which, in the opinion of the Trustee, are materially over and above those which have been assumed under this Trust Deed.

(d) Financial Status: The Trustee shall not have regard to the financial condition, profits or prospects of the Substitute Debtor or the Alternative Substitute Debtor in connection with any substitution pursuant to this Clause 7.3.

(e) Supplemental: Upon the assumption by the Substitute Debtor or the Alternative Substitute Debtor of the Issuer's obligations in respect of this Trust Deed and the Bonds, the Issuer shall be released from such obligations and, thereafter, all references in the Conditions to the Issuer shall be deemed to be references to the Substitute Debtor or, as the case may be, the Alternative Substitute Debtor. Notice of the assumption by the Substitute Debtor or the Alternative Substitute Debtor of the Issuer's obligations in respect of this Trust Deed and the Bonds shall promptly (and in any event not later than 14 days after the execution of any such supplemental trust deed as aforesaid and after delivery of such opinions and certificates required by the Trustee under the Conditions and pursuant to this Trust Deed) be given by such Substitute Debtor or, as the case may be, such Alternative Substitute Debtor to the Bondholders.

7.4 Merger, consolidation and sale of assets: Each of the Company, CTI and the Issuer covenants with the Trustee that it will not, whether in a single transaction or a series of related transactions, consolidate with or merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose (other than by granting any Permitted Charge) of all or substantially all of its assets to another Person (each a "Relevant Transaction") otherwise than in accordance with and subject to the provisions of Condition 4(a)(v) and subject to the following further conditions precedent;

(a) the Trustee is satisfied that the surviving Person (as defined in Condition 4(a)(v)) has obtained all governmental and regulatory approvals and consents for its assumption of liability as principal debtor in respect of the Bonds and Coupons or, as the case may be, as guarantor and the same are in full force and effect;

(b) the Trustee is satisfied the Relevant Transaction will not impose any additional responsibilities on the Trustee, which, in the opinion of the Trustee, are materially over and above those which have been assumed under this Trust Deed;

(c) if the surviving Person is incorporated, domiciled or resident for tax purposes in a territory other than the United Kingdom it has delivered, in form and substance satisfactory to the Trustee, an undertaking corresponding to the provisions of

     Condition 8 (but with reference to such territory as well as to the United Kingdom);

(d) any Officers' Certificate referred to in Condition 4(a)(v) shall be signed by two Directors of the Company, the Issuer or CTI, as the case may be; and

(e) if the Relevant Transaction involves CTI, then the Company, or if the Company, then CTI, shall have undertaken to the Trustee that its liabilities and obligations under this Trust Deed will remain a binding obligation.

8.   Enforcement

8.1 Legal Proceedings: The Trustee may at any time, at its discretion and without notice, institute such proceedings as it thinks fit to enforce its rights under this Trust Deed and shall be bound to do so if (and only if): (i) it has been so requested in writing by the holders of at least one-fifth in principal amount of the outstanding Bonds or has been so directed by an Extraordinary Resolution; and (ii) it has been indemnified or secured to its satisfaction. Only the Trustee may enforce the provisions of the Bonds or this Trust Deed and no Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or either of the Guarantors unless the Trustee, having become bound so to proceed, fails to do so within a reasonable time and such failure is continuing.

8.2 Evidence of Default: If the Trustee (or any Bondholder or Couponholder where entitled under this Trust Deed so to do) makes any claim, institutes any legal proceeding or lodges any proof in a winding-up or insolvency of the Issuer or a Guarantor under this Trust Deed or under the Bonds, proof therein that:

(a) as regards any specified Bond the Issuer has made default in paying any principal, and/or (where the same is not paid against presentation of the Global Bond or, as the case may be, Coupon) interest due in respect of such Bond shall (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Bonds in respect of which a corresponding payment is then due; and

(b) as regards any specified Coupon the Issuer has made default in paying any interest due in respect of such Coupon shall

     (unless the contrary be proved) be sufficient evidence that the Issuer has made the like default as regards all other Coupons in respect of which a corresponding payment is then due; and

for the purposes of (a) and (b) above a payment shall be a "corresponding" payment notwithstanding that it is due in respect of a Bond of a different denomination from that in respect of the above specified Bond or specified Coupon.

9.   Application of Moneys

9.1 Application of Moneys: All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will (i) despite any appropriation of all or part of them by the Issuer or either of the Guarantors and (ii) unless and to the extent attributable in the opinion of the Trustee to a particular series of Bonds, be apportioned pari passu and rateably between each series of the Bonds, and all moneys received by the Trustee under this Trust Deed to the extent attributable in the opinion of the Trustee to a particular series of the Bonds or which are apportioned to such series as aforesaid (including any moneys which represent principal or interest in respect of Bonds or Coupons which have become void under the Conditions) be held by the Trustee on trust to apply them (subject to Clause 9.2 (Investment of Moneys) and Clause 4.8 (Suspense Account):

(a) first, in payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Trustee in the preparation and execution of the trusts of this Trust Deed (including remuneration of the Trustee);

(b) secondly, in or towards payment pari passu and rateably of all arrears of interest remaining unpaid in respect of the Bonds of that series and all principal moneys due on or in respect of the Bonds of that series; and

(c) thirdly, the balance (if any) in payment to the Issuer or, if such moneys were received from a Guarantor, that Guarantor;

and without prejudice to the provisions of this Clause, if the Trustee holds any moneys which represent principal or interest in respect of Bonds or Coupons which have become void under the Conditions, the Trustee shall hold such moneys on the above trusts.

9.2 Investment of Moneys: If the amount of the moneys at any time available for payment of principal and interest in respect of the Bonds under Clause 9.1 (Application of Moneys) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of the Bonds then outstanding, the Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of the Bonds then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in the manner aforesaid.

9.3 Authorised Investments: Any moneys which under this Trust Deed may be invested by the Trustee may be invested in the name or under the control of the Trustee in any of the investments for the time being authorised by English law for the investment by trustees of trust moneys or in any other investments, whether similar to those aforesaid or not, which may be selected by the Trustee or by placing the same on deposit in the name or under the control of the Trustee with such bank or other financial institution as the Trustee may think fit and in such currency as the Trustee in its absolute discretion may determine and the Trustee may at any time vary or transfer any of such investments for or into other such investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss occasioned by reason of any such investments or such deposit whether by depreciation in value, fluctuation in exchange rates or otherwise.

9.4 Payment to Bondholders and Couponholders: Any payment to be made in respect of the Bonds or the Coupons by the Issuer, either of the Guarantors or the Trustee may be made in the manner provided in the Conditions and any payment so made shall be a good discharge pro tanto, to the Issuer, such Guarantor or the Trustee, as the case may be. Any payment in full of interest made in respect of a Coupon in the manner aforesaid shall extinguish any claim of a Bondholder which may arise directly or indirectly in respect of such interest.

9.5 Production of Bonds and Coupons: Upon any payment under Clause 9.4 (Payment to Bondholders and Couponholders) of principal or interest, the Bond or Coupon in respect of which such payment is made shall, if the Trustee so requires, be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall, in the case of part payment, enface or cause such Paying Agent to enface a memorandum of the amount and date of payment thereon or, in the case of payment in full, shall cause such Bond or Coupon to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation.

9.6 Bondholders to be treated as holding all Coupons: Wherever in this Trust Deed the Trustee is required or entitled to exercise a power, trust, authority or discretion under this Trust Deed, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Bondholder is the holder of all Coupons appertaining to each Bond of which he is the holder.


10.  Terms of Appointment

By way of supplement to the Trustee Act, 1925 of England and Wales, it is expressly declared as follows:

10.1 Reliance on Information:

(a) Advice: The Trustee may in relation to this Trust Deed act on the opinion or advice of or a certificate or any information obtained from any lawyer, banker, valuer, surveyor, broker, auctioneer, accountant or other expert (whether obtained by the Trustee, the Issuer, the Guarantors, any Subsidiary of the Issuer or the Guarantors or any Paying Agent) and shall not be responsible for any loss occasioned by so acting; any such opinion, advice, certificate or information may be sent or obtained by letter, telegram, telex, cablegram or facsimile transmission and the Trustee shall not be liable for acting on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic.

(b) Certificate of Directors or Authorised Signatory: The Trustee shall be entitled to rely upon any certificate provided to it pursuant to any of the provisions of this Trust Deed or the Conditions by the Issuer or either of the Guarantors as conclusive with regard to the matters certified therein without being under any duty or obligation to verify the accuracy thereof and shall not be responsible for any loss that may be occasioned thereby and the Trustee may call for and shall be at liberty to accept a certificate signed by a Director and/or an Authorised Signatory of the Issuer or either of the Guarantors or other person duly authorised on their behalf as to any fact or matter prima facie within the knowledge of the Issuer or such Guarantor, as the case may be, as sufficient evidence thereof and a like certificate to the effect that any particular dealing, transaction or step or thing is, in the opinion of the person so certifying, expedient as sufficient evidence that it is expedient and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by its failing so to do but shall be entitled to accept any such certificate as conclusive evidence of the facts therein stated.

(c) Certificate of Auditors: A certificate of the Auditors that in their opinion a Subsidiary is or is not or was or was not at any particular time or during any particular period a Restricted Subsidiary or an Unrestricted Subsidiary shall, in the absence of manifest error, be conclusive and binding on the Issuer, the Guarantors, the Trustee and all Bondholders.

(d) Resolution of Bondholders: The Trustee shall not be responsible for acting upon any resolution purporting to be a Written Resolution or to have been passed at any meeting of the Bondholders in respect whereof minutes have been made and signed even though it may subsequently be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon the Bondholders and Couponholders.

(e) Reliance on certification of clearing system: The Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence thereof and shall not be liable to the Issuer, the Guarantors or any Bondholder by reason only of either having accepted as valid or not having rejected an original certificate or letter of confirmation purporting to be signed on behalf of Euroclear, Cedel Bank or any other relevant clearing system in relation to any matter.

(f) Bondholders as a class: Whenever in this Trust Deed the Trustee is required in connection with any exercise of its powers, trusts, authorities or discretions to have regard to the interests of the Bondholders, it shall have regard to the interests of the Bondholders as a class and in particular, but without prejudice to the generality of the foregoing, shall not be obliged to have regard to the consequences of such exercise for any individual Bondholder resulting from his or its being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory provided that insofar as Bonds are represented by a Global Bond which is held in or by a depositary for one or more clearing systems, the Trustee will, when having regard to the interests of the Bondholders, have regard to the interests of the Bondholders as a class.

(g) Trustee not responsible for investigations: The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, the Bonds, or any other agreement or document relating to the transactions herein or therein contemplated or for the execution, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence thereof.

(h) No obligation to monitor: The Trustee shall be under no obligation to monitor whether the Issuer or either of the Guarantors is complying with their respective obligations under this Trust Deed or the Bonds or whether there has been a breach thereof and shall be entitled, in the absence of actual knowledge of a breach of obligation, to assume that each such person is properly performing and complying with its obligations.

(i) Bonds held by the Issuer or Guarantors: In the absence of knowledge or express notice to the contrary, the Trustee may assume without enquiry (other than requesting a certificate of the Issuer or a Guarantor under Clause 6.1(h) (Bonds held by Issuer etc) that no Bonds are for the time being held by or for the benefit of the Issuer, either of the Guarantors or their respective Subsidiaries.

(j) Forged bonds: The Trustee shall not be liable to the Issuer, the Guarantors or any Bondholder or Couponholder by reason of having accepted as valid or not having rejected any Bond or Coupon as such and subsequently found to be forged or not authentic.

(k) Events of Default: The Trustee shall not be bound to give notice to any person of the execution of this Trust Deed or to take any steps to ascertain whether any Event of Default or Potential Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no such Event of Default or Potential Event of Default has happened and that each of the Issuer and the Guarantors is observing and performing all the obligations on its part contained in the Bonds and Coupons and under this Trust Deed and no event has happened as a consequence of which any of the Bonds may become repayable.



10.2 Trustee's powers and duties

(a) Trustee's determination: The Trustee may determine whether or not a default in the performance by the Issuer or either of the Guarantors of any obligation under the provisions of this Trust Deed or contained in the Bonds or Coupons is capable of remedy and/or materially prejudicial to the interests of the Bondholders and if the Trustee shall certify that any such default is, in its opinion, not capable of remedy, such certificate shall be conclusive and binding upon the Issuer, the Guarantors, the Bondholders and the Couponholders.

(b) Determination of questions: The Trustee as between itself and the Bondholders and the Couponholders shall have full power to determine all questions and doubts arising in relation to any of the provisions of this Trust Deed and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee, the Bondholders and the Couponholders.

(c) Trustee's discretion: The Trustee shall (save as expressly otherwise provided herein) as regards all the trusts, powers, authorities and discretions vested in it by this Trust Deed or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and the Trustee shall not be responsible for any loss, costs, damages, expenses or inconveniences that may result from the exercise or non-exercise thereof but whenever the Trustee is under the provisions of this Trust Deed bound to act at the request or direction of the Bondholders, the Trustee shall nevertheless not be so bound unless first indemnified and/or provided with security to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses and liabilities which it may incur by so doing.

(d) Trustee's consent: Any consent given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee may require.

(e) Conversion of currency: Where it is necessary or desirable for any purpose in connection with this Trust Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Trustee in its absolute discretion as relevant and any rate, method and date so specified shall be binding on the Issuer, the Guarantors, the Bondholders and the Couponholders.

(f) Application of proceeds: The Trustee shall not be responsible for the receipt or application by the Issuer of the proceeds of the issue of the Bonds, the exchange of any Temporary Global Bond for any Permanent Global Bond or any Permanent Global Bond for Definitive Bonds or the delivery of any Bond or Coupon to the persons entitled to them.

(g) Error of judgment: The Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Trustee assigned by the Trustee to administer its corporate trust matters.

(h) Agents: The Trustee may, in the conduct of the trusts of this Trust Deed instead of acting personally, employ and pay an agent, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Trustee (including the receipt and payment of money) and the Trustee shall not be responsible for any misconduct on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person.

(i) Delegation: The Trustee may, in the execution and exercise of all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed, act by responsible officers or a responsible officer for the time being of the Trustee and the Trustee may also whenever it thinks fit, whether by power of attorney or otherwise, delegate to any person or persons or fluctuating body of persons (whether being a joint trustee of this Trust Deed or not) all or any of the trusts, powers, authorities and discretions vested in it by this Trust Deed and any such delegation may be made upon such terms and conditions and subject to such regulations (including power to sub-delegate with the consent of the Trustee) as the Trustee may think fit in the interests of the Bondholders and the Trustee shall not be bound to supervise the proceedings and shall not in any way or to any extent be responsible for any loss incurred by any misconduct or default on the part of such delegate or sub-delegate.

(j) Deposit of documents: The Trustee shall be at liberty to place this Trust Deed and all deeds and other documents relating to this Trust Deed in any safe deposit, safe or other receptacle selected by the Trustee, in any part of the world, or with any bank or banking company, lawyer or firm of lawyers believed by it to be of good repute, in any part of the world, and the Trustee shall not be responsible for or required to insure against any loss incurred in connection with any such deposit and the Issuer shall pay all sums required to be paid on account of or in respect of any such deposits.

(k) Confidential information: The Trustee shall not (unless required by law or ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder or Couponholder confidential information or other information made available to the Trustee by the Issuer or either of the Guarantors in connection with this Trust Deed and no Bondholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

10.3 Financial matters

(a) Professional charges: Any trustee being a banker, lawyer, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his partner or firm on matters arising in connection with the trusts of this Trust Deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his partner or firm on matters arising in connection with this Trust Deed, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person.

(b) Expenditure by the Trustee: Nothing contained in this Trust Deed shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any right, power, authority or discretion hereunder if it has reasonable grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it.

(c) Trustee may enter into financial transactions with the Issuer or either of the Guarantors: No Trustee and no director or officer of any corporation being a Trustee hereof shall by reason of the fiduciary position of such Trustee be in any way precluded from making any contracts or entering into any transactions in the ordinary course of business with the Issuer, either of the Guarantors or any of their respective Subsidiaries, or any person or body corporate directly or indirectly associated with the Issuer, either of the Guarantors or any of their respective Subsidiaries, or from accepting the trusteeship of any other debenture stock, debentures or securities of the Issuer, either of the Guarantors or any of their respective Subsidiaries or any person or body corporate directly or indirectly associated with the Issuer, either of the Guarantors or any of their respective Subsidiaries, and neither the Trustee nor any such director or officer shall be accountable to the Bondholders or the Issuer, either of the Guarantors or any of their respective Subsidiaries, or any person or body corporate directly or indirectly associated with the Issuer, either of the Guarantors or of their respective Subsidiaries, for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions and the Trustee and any such Director or officer shall also be at liberty to retain the same for its or his own benefit.

10.4 Trustee liable for negligence: None of the provisions of this Trust Deed shall in any case in which the Trustee has failed to show the degree of care and diligence required by it as trustee, having regard to the provisions of this Trust Deed conferring on the Trustee any powers, authorities or discretions, relieve or indemnify the Trustee against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this Trust Deed.

11.  Costs and Expenses

11.1 Remuneration

(a) Remuneration for services: The Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee. Such remuneration shall be payable in advance on 21 May in each year, the first such payment to be made on the date hereof. Upon the issue of any Further Bonds the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between the Issuer and the Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Bonds of any series be reduced by such amount as shall be agreed between the Issuer and the Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Bondholders and Couponholders) up to and including the date when, all the Bonds having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent or the

     Trustee, provided that if upon due presentation of any Bond or Coupon or any cheque, payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

(b) Additional remuneration: In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer or either of the Guarantors to undertake duties which the Trustee and the Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them.

(c) Tax: The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under this Trust Deed.

(d) Appointment of an expert: In the event of the Trustee and the Issuer failing to agree:

     (i) (in a case to which Clause 11.1(a) above applies) upon the amount of the remuneration; or

     (ii) (in a case to which Clause 11.1(b) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under this Trust Deed, or upon such additional remuneration;

     such matters shall be determined by a financial institution (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such financial institution being payable by the Issuer) and the determination of any such financial institution shall be final and binding upon the Trustee and the Issuer.

(e) Costs and expenses: The Issuer shall also pay or discharge all costs, charges and expenses incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, this Trust Deed, including but not limited to legal and travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, this Trust Deed.

(f) Indemnity: The Issuer shall indemnify the Trustee (i) in respect of all liabilities and expenses incurred by it or by any persons appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by this Trust Deed and (ii) against all liabilities, actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted in any way relating to this Trust Deed provided that it is expressly stated that Clause 10.4 (Trustee liable for negligence) shall apply in relation to these provisions.

(g) Interest: All amounts payable pursuant to Clauses 11.1(e) and (f) above shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest at the rate of two per cent. per annum above the base rate from time to time of National Westminster Bank Plc from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

(h) Trustee's determination: The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Bonds any costs, charges, expenses or liabilities incurred under this Trust Deed have been incurred or to allocate any such costs, charges, expenses or liabilities between two or more series of Bonds.

(i) Provisions continue in full force and effect: Unless otherwise specifically stated in any discharge of this Trust Deed the provisions of this Clause 11.1 shall continue in full force and effect notwithstanding such discharge.

11.2 Stamp Duties: The Issuer will pay all stamp duties, registration taxes, capital duties and other similar duties or taxes (if any) payable in the United Kingdom, Luxembourg and Belgium on (i) the constitution and issue of the Bonds and Coupons, (ii) the initial delivery of the Bonds (iii) any action taken by the Trustee (or any Bondholder or Couponholder where permitted or required under this Trust Deed so to do) to enforce the provisions of the Bonds or this Trust Deed and (iv) the execution of this Trust Deed. If the Trustee (or any Bondholder or Couponholder where permitted under this Trust Deed so to do) shall take any proceedings against the Issuer or either of the Guarantors in any other jurisdiction and if for the purpose of any such proceedings this Trust Deed or any Bonds are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

11.3 Indemnities separate: The indemnities in this Trust Deed constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder or Couponholder and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed or the Bonds and/or the Coupons or any other judgment or order.

11.4 Exchange rate indemnity:

(a) Currency of Account and Payment: Sterling (the "Contractual Currency") is the sole currency of account and payment for all sums payable by the Issuer and the Guarantors under or in connection with this Trust Deed and the Bonds and the Coupons, including damages.

(b) Extent of Discharge: An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or the Guarantors or otherwise), by the Trustee or any Bondholder or the Couponholder in respect of any sum expressed to be due to it from the Issuer or the Guarantors will only discharge the Issuer and the Guarantors to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

(c) Indemnity: If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds or the Coupons, the Issuer will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

12.  Appointment and Retirement

12.1 Appointment of Trustees:

(a) The power of appointing new trustees of this Trust Deed shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof one at least of which shall be a trust corporation.
     Any appointment of a new trustee hereof shall as soon as practicable thereafter be notified by the Issuer to the Paying Agents and to the Bondholders. The Bondholders shall together have the power, exercisable by Extraordinary Resolution, to remove any trustee or trustees for the time being hereof. The removal of any trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such removal.

(b) Notwithstanding the provisions of Clause 12.1(a) (Appointment of Trustees), the Trustee may, upon giving prior notice to the Issuer and the Guarantors but without the consent of the Issuer or the Guarantors or the Bondholders, appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

     (i) if the Trustee considers such appointment to be in the interests of the Bondholders; or

     (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts are to be performed; or

     (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction either of a judgment already obtained or of this Trust Deed.

(c) The Issuer and the Guarantors each hereby irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of this Trust Deed) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by this Trust
     Deed) and such duties and obligations as shall be conferred on such person or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of this Trust Deed be treated as costs, charges and expenses incurred by the Trustee.

12.2 Retirement of Trustees: Any Trustee for the time being of this Trust Deed may retire at any time upon giving not less than three calendar months' notice in writing to the Issuer without assigning any reason therefor and without being responsible for any costs occasioned by such retirement. The retirement of any Trustee shall not become effective unless there remains a trustee hereof (being a trust corporation) in office after such retirement. The Issuer hereby covenants that in the event of the only trustee hereof which is a trust corporation giving notice under this Clause it shall use its best endeavours to procure a new trustee, being a trust corporation, to be appointed.

12.3 Competence of a majority of Trustees: Whenever there shall be more than two trustees hereof the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by this Trust Deed in the Trustee generally.

12.4 Powers additional: The powers conferred by this Trust Deed upon the Trustee shall be in addition to any powers which may from time to time be vested in it by general law or as the holder of any of the Bonds or Coupons.

12.5 Merger, etc: Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

13.  Notices

13.1 Addresses for notices: All notices and other communications hereunder shall be made in writing and in English (by letter or fax) and shall be sent as follows:

(a)  Issuer:  If to the Issuer, to it at:

     Castle Transmission (Finance) plc
     Warwick Technology Park
     Gallows Hill
     Heathcote Lane
     Warwick CV34 6TN

     Fax:  01926 416441
     Attention:  Company Secretary

(b)  Guarantors:  if to the Guarantors, to:

     Castle Transmission International Ltd

     Warwick Technology Park
     Gallows Hill
     Heathcote Lane
     Warwick CV34 6TN

     Fax:  01926 416441
     Attention:  Company Secretary

(c)  Trustee:  if to the Trustee, to it at:

     The Law Debenture Trust Corporation p.l.c.
     Princes House
     95 Gresham Street
     London EC2V 7LY

     Fax:  + 0171 696 5261
     Attention:  The Manager, Trust Administration

13.2 Effectiveness: Every notice or other communication sent in accordance with Clause 13.1 (Addresses for notices) shall be effective upon receipt by the addressee provided that any such notice or other communication which would otherwise take effect after 4.00 p.m. on any particular day shall not take effect until 10.00 a.m. on the immediately succeeding business day in the place of the addressee.

13.3 No Notice to Couponholders: Neither the Trustee nor the Issuer nor the Guarantors shall be required to give any notice to the Couponholders for any purpose under this Trust Deed and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with Condition 17.

14.  Law and Jurisdiction

14.1 Governing Law: This Trust Deed and the Bonds shall be governed by, and construed in accordance with, English law.

14.2 Jurisdiction: Each of the Issuer and the Guarantors agrees for the benefit of the Trustee and the Bondholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings and to settle any disputes which may arise out of or in connection with this Trust Deed or the Bonds or Coupons (respectively, "Proceedings" and "Disputes") and for such purposes, irrevocably submits to the jurisdiction of such courts.

14.3 Non-exclusivity: The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the Trustee or any of the Bondholders to take

Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

14.4 Consent to enforcement etc: Each of the Issuer and the Guarantors consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including (without limitation) the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such Proceedings.

15.  Severability

In case any provision in or obligation under this Trust Deed shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

16.  Counterparts

This Trust Deed may be executed in any number of counterparts, each of which shall be deemed an original.

IN WITNESS WHEREOF this Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

                                First Schedule

                                    PART I

                    Form of Original Temporary Global Bond

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                       CASTLE TRANSMISSION (FINANCE) PLC
   (incorporated with limited liability under the laws of England and Wales)

                              (Pounds)125,000,000
                     9 per cent. Guaranteed Bonds due 2007
                      jointly and severally guaranteed by

                     CASTLE TRANSMISSION INTERNATIONAL LTD
   (incorporated with limited liability under the laws of England and Wales)

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
   (incorporated with limited liability under the laws of England and Wales)


                             TEMPORARY GLOBAL BOND

1. Introduction: This Temporary Global Bond is issued in respect of (Pounds)125,000,000 in aggregate principal amount of 9 per cent. Guaranteed Bonds due 2007 (the "Bonds") by Castle Transmission (Finance) plc (the "Issuer") and has the benefit of the guarantee of Castle Transmission International Ltd and Castle Transmission Services (Holdings) Ltd (together, the "Guarantors" and each a "Guarantor") contained in the Trust Deed (as defined below). The Bonds are subject to, and have the benefit of, a trust deed dated 21 May 1997 (the "Trust Deed") between the Issuer, the Guarantors and The Law Debenture Trust Corporation p.l.c. as trustee (the "Trustee", which expression includes any successor trustee(s) appointed from time to time in connection with the Bonds) for the holders of the Bonds from time to time. The Bonds are the subject of a paying agency agreement dated 21 May 1997 (the "Paying Agency Agreement") between the Issuer, the Guarantors, the Trustee, Morgan Guaranty Trust Company of New York, London office as principal paying agent (the "Principal Paying Agent", which expression includes any successor principal paying agent appointed from time to time in connection with the Bonds) and the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression includes any successor or additional paying agents appointed from time to time in connection with the Bonds). Copies of the Trust Deed and the Paying Agency Agreement are available for inspection at the specified office of each Paying Agent.

2. References to Conditions: Any reference herein to the "Conditions" is to the terms and conditions of the Bonds scheduled to the Trust Deed.

3. Promise to pay: For value received, the Issuer promises to pay to the bearer of this Temporary Global Bond on 30 March 2007 (or on such earlier date as the principal sum stated below becomes repayable in accordance with the Conditions) the principal sum of:

                              (Pounds)125,000,000
              ONE HUNDRED AND TWENTY-FIVE MILLION POUNDS STERLING

and to pay in arrear on the dates specified in the Conditions interest on such principal sum at the rate specified in the Conditions together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions; provided, however, that such interest shall be payable only:

     (a) in the case of interest falling due before the Exchange Date (as defined below), to the extent that a certificate or certificates issued by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and/or Cedel Bank, societe anonyme ("Cedel Bank") dated not earlier than the date on which such interest falls due and in substantially the form set out in
          Schedule III hereto is/are delivered to the specified office of the Principal Paying Agent; or

     (b) in the case of interest falling due at any time, to the extent that the Issuer has failed to procure the exchange for a permanent global bond of that portion of this Temporary Global Bond in respect of which such interest has accrued.

4. Exchange: On or after the day following the expiry of forty days after the date of issue of this Temporary Global Bond (the "Exchange Date") the Issuer shall procure the delivery of a permanent global bond (the "Permanent Global Bond") to the bearer of this Temporary Global Bond (in the case of first exchange) or (in the case of any subsequent exchange) an increase in the principal amount of the Permanent Global Bond in accordance with its terms against:

     (a) presentation and (in the case of final exchange) surrender of this Temporary Global Bond at the specified office of the Principal Paying Agent; and

     (b) receipt of a certificate or certificates issued by Euroclear and/or Cedel Bank dated not earlier than the Exchange Date and in substantially the form set out in Schedule III hereto.

5. Form of Permanent Global Bond: The Permanent Global Bond shall be in substantially the form scheduled to the Trust Deed and shall be subject to the Conditions. The principal amount of the Permanent Global Bond shall be equal to the aggregate of the principal amounts specified in the certificates issued by Euroclear and/or Cedel Bank; provided, however, that in no circumstances shall the principal amount of the Permanent Global Bond exceed the principal amount of this Temporary Global Bond.

6.   Writing down:  On each occasion on which:

     (a) the Permanent Global Bond is delivered or the principal amount thereof is increased in accordance with its terms in exchange for a further portion of this Temporary Global Bond; or

     (b) Bonds represented by this Temporary Global Bond are to be cancelled in accordance with Condition 6(g), the Issuer shall procure that (a) the principal amount of the Permanent Global Bond, the principal amount of such increase or (as the case may be) the aggregate principal amount of such Bonds and (b) the remaining principal amount of this Temporary Global Bond (which shall be the previous principal amount hereof less the principal amount referred to in (a) above) are noted in Schedule I hereto, whereupon the principal amount of this Temporary Global Bond shall for all purposes be as most recently so noted.

7. Payments: All payments in respect of this Temporary Global Bond shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Temporary Global Bond at the specified office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Bonds. On each occasion on which a payment of interest is made in respect of this Temporary Global Bond, the Issuer shall procure that the same is noted in
Schedule I hereto.

8. Conditions apply: Until the whole of this Temporary Global Bond has been exchanged as provided herein or cancelled in accordance with the Paying Agency Agreement, the bearer of this Temporary Global Bond shall be subject to the Conditions and, subject as herein provided, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of the Definitive Bonds and Coupons represented by the relevant part of this Temporary Global Bond.

9. Notices: Notwithstanding Condition 17, while all the Bonds are represented by this Temporary Global Bond (or by this Temporary Global Bond and the Permanent Global Bond) and this Temporary Global Bond is (or this Temporary Global Bond and the Permanent Global Bond are) deposited with a common depositary for Euroclear and Cedel Bank, notices may be delivered to Euroclear, Cedel Bank and each Paying Agent, and any such notice shall be deemed to have been given to the Bondholders in accordance with Condition 17 on the date of delivery to Euroclear, Cedel Bank and each Paying Agent.

10. Governing law: This Temporary Global Bond is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual signature of a duly authorised officer of the Issuer.

CASTLE TRANSMISSION (FINANCE) PLC



By:



ISSUED in London on 21 May 1997


This Temporary Global Bond shall not be valid for any purpose until it has been authenticated for and on behalf of Morgan Guaranty Trust Company of New York, London office as principal paying agent.


AUTHENTICATED for and on behalf of
Morgan Guaranty Trust Company of New York, London office as principal paying agent without recourse, warranty or liability


By:

                                  SCHEDULE I

    Payments, Exchange for Permanent Global Bond and Cancellation of Bonds

=========================================================================================================
   Date of       Amount of         Principal         Aggregate           Remaining          Authorised
   payment,    interest then       amount of         principal           principal           Signature
 exchange or       paid            Permanent       amount of Bonds     amount of this
 cancellation                     Global Bond      then cancelled        Temporary
                                 then delivered                         Global Bond
                                  or by which
                                   Permanent
                                  Global Bond
                                 then increased
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

=========================================================================================================

                                  SCHEDULE II

                     Form of Accountholder's Certification

                       CASTLE TRANSMISSION (FINANCE) PLC
   (incorporated with limited liability under the laws of England and Wales)

                              (Pounds)125,000,000
                     9 per cent. Guaranteed Bonds due 2007
                      jointly and severally guaranteed by

                     CASTLE TRANSMISSION INTERNATIONAL LTD
   (incorporated with limited liability under the laws of England and Wales)

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
   (incorporated with limited liability under the laws of England and Wales)


This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section

1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

[If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.]

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (Pounds)[     ] of such
interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Date:  [         ]

[          ]/1/



As, or as agent for,
the beneficial owner(s) of the Securities to which this certificate relates.

By:

     Authorised Signatory

--------------------------------------------------------------------------------
/1/    Insert name of account-holder.

                                 SCHEDULE III

                  Form of Euroclear/Cedel Bank Certification


                       CASTLE TRANSMISSION (FINANCE) PLC
   (incorporated with limited liability under the laws of England and Wales)

                              (Pounds)125,000,000
                     9 per cent. Guaranteed Bonds due 2007
                      jointly and severally guaranteed by

                     CASTLE TRANSMISSION INTERNATIONAL LTD
   (incorporated with limited liability under the laws of England and Wales)

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
   (incorporated with limited liability under the laws of England and Wales)


This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Paying Agency Agreement or other Agreement, as of the date
hereof, (Pounds)[        ] principal amount of the above-captioned Securities
(i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that
(a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
(C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause
(iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act. As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

Dated:

Morgan Guaranty Trust Company of New York,
Brussels office,
as operator of the Euroclear System

or

Cedel Bank, societe anonyme

By:

     Authorised signatory

                                First Schedule

                                    PART II

                    Form of Original Permanent Global Bond


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                       CASTLE TRANSMISSION (FINANCE) PLC
   (incorporated with limited liability under the laws of England and Wales)

                              (Pounds)125,000,000
                     9 per cent. Guaranteed Bonds due 2007
                      jointly and severally guaranteed by

                     CASTLE TRANSMISSION INTERNATIONAL LTD
   (incorporated with limited liability under the laws of England and Wales)

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
   (incorporated with limited liability under the laws of England and Wales)


                             PERMANENT GLOBAL BOND

1. Introduction: This Permanent Global Bond is issued in respect of (Pounds)125,000,000 in aggregate principal amount of 9 per cent. Guaranteed Bonds due 2007 (the "Bonds") by Castle Transmission (Finance) plc (the "Issuer") and has the benefit of the guarantee of Castle Transmission International Ltd and Castle Transmission Services (Holdings) Ltd (together, the "Guarantors" and each a "Guarantor") contained in the Trust Deed (as defined below). The Bonds are subject to, and have the benefit of, a trust deed dated 21 May 1997 (the "Trust Deed") between the Issuer, the Guarantors and The Law Debenture Trust Corporation p.l.c. as trustee (the "Trustee" which expression includes any successor trustee(s) appointed from time to time in connection with the Bonds) for the holders of the Bonds from time to time. The Bonds are the subject of a paying agency agreement dated 21 May 1997 (the "Paying Agency Agreement") between the Issuer, the Guarantors, the Trustee, Morgan Guaranty Trust Company of New York, London office as principal paying agent (the "Principal Paying Agent", which expression includes any successor principal paying agent appointed from time to time in connection with the Bonds) and the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression includes any successor or additional paying agents appointed from time to time in connection with the Bonds). Copies of the Trust Deed and the Paying Agency Agreement are available for inspection at the specified office of each Paying Agent.

2. References to Conditions: Any reference herein to the "Conditions" is to the terms and conditions of the Bonds scheduled to the Trust Deed.

3. Promise to pay: For value received, the Issuer promises to pay to the bearer of this Permanent Global Bond on 30 March 2007 (or on such earlier date as the principal sum stated below becomes repayable in accordance with the Conditions) the principal sum of:

                              (Pounds)125,000,000
              ONE HUNDRED AND TWENTY-FIVE MILLION POUNDS STERLING

and to pay in arrear on the dates specified in the Conditions interest on such principal sum at the rate specified in the Conditions together with any additional amounts payable in accordance with the Conditions, all subject to and in accordance with the Conditions.

4. Exchange: This Permanent Global Bond will become exchangeable, in whole but not in part only and at the request of the bearer of this Permanent Global Bond, for Bonds in definitive form ("Definitive Bonds") in the following circumstances:

     (i) if Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or Cedel Bank, societe anonyme ("Cedel Bank") has been closed for business for a continuous period of fourteen days (other than by reason of public holidays) or announces its intention permanently to cease business; or

     (ii) the Trustee has, in accordance with Condition 9, given written notice to the Issuer declaring the Bonds to be immediately due and payable; or

     (iii) the Trustee has become bound to institute proceedings against the Issuer or either of the Guarantors and has failed to do so within a reasonable time and such failure is continuing.

5. Delivery of Definitive Bonds: Whenever this Permanent Global Bond is to be exchanged for Definitive Bonds, the Issuer shall procure the prompt delivery of such Definitive Bonds, with coupons attached, to the bearer of this Permanent Global Bond (and in any event within 30 days of such request) against the presentation and surrender of this Permanent Global Bond at the specified office of the Principal Paying Agent. If such Definitive Bonds have not been delivered by 5.00 p.m. (London time) on such thirtieth day, this Permanent Global Bond (including the obligation to deliver Definitive Bonds) will become void and the bearer of this Permanent Global Bond will have no further rights hereunder (but without prejudice to the rights which the bearer of this Permanent Global Bond or others may have under the Trust Deed).

6. Form of Definitive Bonds: The Definitive Bonds shall be in substantially the form scheduled to the Trust Deed and shall be subject to the Conditions.

7.   Writing down:  On each occasion on which:

     (a) a payment of principal is made in respect of this Principal Global Bond; or

     (b)  Definitive Bonds are delivered; or

     (c) Bonds represented by this Permanent Global Bond are to be cancelled in accordance with Condition 6(g),

the Issuer shall procure that the aggregate principal amount of such Bonds and the remaining principal amount of this Permanent Global Bond (which shall be the previous principal amount hereof less the aggregate principal amount of such Bonds) are noted in Schedule I hereto, whereupon the principal amount of this Permanent Global Bond shall for all purposes be as most recently so noted.

8. Writing up: If this Permanent Global Bond was originally issued in exchange for part only of the temporary global bond (the "Temporary Global Bond") representing the Bonds, then, if at any time any further portion of such Temporary Global Bond is exchanged for an interest in this Permanent Global Bond, the principal amount of this Permanent Global Bond shall be increased by the amount of such further portion, and the Issuer shall procure that the principal amount of this Permanent Global Bond (which shall be the previous principal amount hereof plus the amount of such further portion) is noted in
Schedule I hereto, whereupon the principal amount of this Permanent Global Bond shall for all purposes be as most recently so noted.

9. Payments: All payments in respect of this Permanent Global Bond shall be made against presentation and (in the case of payment of principal in full with all interest accrued thereon) surrender of this Permanent Global Bond at the specified office of any Paying Agent and shall be effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Bonds. On each occasion on which a payment of interest is made in respect of this Permanent Global Bond, the Issuer shall procure that the same is noted in
Schedule I hereto.

10. Conditions apply: Until the whole of this Permanent Global Bond has been exchanged as provided herein or cancelled in accordance with the Paying Agency Agreement, the bearer of this Permanent Global Bond shall be subject to the Conditions and, subject as herein otherwise provided, shall be entitled to the same rights and benefits under the Conditions as if the bearer were the holder of the Definitive Bonds and Coupons represented by the relevant part of this Permanent Global Bond.

11. Notices: Notwithstanding Condition 17, while all the Bonds are represented by this Permanent Global Bond (or by this Permanent Global Bond and the Temporary Global Bond) and this Permanent Global Bond is (or this Permanent Global Bond and such Temporary Global Bond are) deposited with a common depositary for Euroclear and Cedel Bank, notices may be delivered to Euroclear, Cedel Bank and each Paying Agent, and any such notice shall be deemed to have been given to the Bondholders in accordance with the Condition 17 on the date of delivery to Euroclear, Cedel Bank and each Paying Agent.

12. Governing law: This Permanent Global Bond is governed by, and shall be construed in accordance with, English law.

AS WITNESS the manual signature of a duly authorised officer of the Issuer.

CASTLE TRANSMISSION (FINANCE) PLC


By:


ISSUED in London on 21 May 1997


This Permanent Global Bond shall not be valid for any purpose until it has been authenticated for and on behalf of Morgan Guaranty Trust Company of New York, London office as principal paying agent.


AUTHENTICATED for and on behalf of
Morgan Guaranty Trust Company of New York, London office as principal paying agent without recourse, warranty or liability


By:

                                   SCHEDULE I

        Payments, Exchanges against Temporary Global Bond, Delivery of
                  Definitive Bonds and Cancellation of Bonds

====================================================================================================================================

   Date of             Amount of       Principal           Aggregate         Aggregate         New principal      Authorised
   payment,          interest then     amount of           principal         principal        amount of this       signature
   exchange,             paid          Temporary           amount of      amount of Bonds       Permanent
  delivery or                          Global Bond        Definitive       then cancelled      Global Bond
  cancellation                         then               Bonds then
                                       exchanged           delivered
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------


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====================================================================================================================================


                                Second Schedule

                                    PART A

                       Form of Definitive Original Bond



[On the face of the Bond:]

(Pounds)[10,000] [100,000]

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) and 1287(a) OF THE INTERNAL REVENUE CODE.

                       CASTLE TRANSMISSION (FINANCE) PLC
   (incorporated with limited liability under the laws of England and Wales)

                              (Pounds)125,000,000
                     9 per cent. Guaranteed Bonds due 2007
                      jointly and severally guaranteed by

                     CASTLE TRANSMISSION INTERNATIONAL LTD
   (incorporated with limited liability under the laws of England and Wales)

                                      and

                  CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD
   (incorporated with limited liability under the laws of England and Wales)


                                DEFINITIVE BOND

This Bond is one of a series of Bonds (the "Bonds") of (Pounds)10,000/100,000 each in the aggregate principal amount of (Pounds)125,000,000 issued by Castle Transmission (Finance) plc (the "Issuer") subject to and with the benefit of a trust deed dated 21 May 1997 (the "Trust Deed") between the Issuer, Castle Transmission International Ltd, Castle Transmission Services (Holdings) Ltd and

The Law Debenture Trust Corporation p.l.c. as trustee for the holders of the Bonds.

The Issuer for value received promises, all in accordance with the terms and conditions (the "Conditions") endorsed hereon, to pay to the bearer upon surrender hereof on 30 March 2007 or on such earlier date as the same may become payable in accordance with such Conditions the principal sum of

                            (Pounds)[10,000/100,000]
              [TEN THOUSAND/ONE HUNDRED THOUSAND POUNDS STERLING]

and to pay in arrear on the dates specified in such Conditions interest on such principal sum at the rates specified in such Conditions, together with any additional amounts which may become payable pursuant to such Conditions.

Neither this Bond nor any of the interest coupons appertaining hereto shall be valid for any purpose until this Bond has been authenticated for and on behalf of Morgan Guaranty Trust Company of New York, London office as principal paying agent.

This Bond is governed by and shall be construed in accordance with, English law.

AS WITNESS the facsimile signature of a duly authorised officer on behalf of the Issuer.

CASTLE TRANSMISSION (FINANCE) PLC

By:
     (duly authorised)


ISSUED in London as of 21 May 1997

AUTHENTICATED for and on behalf of
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, London office as principal paying agent without recourse, warranty or liability


By:
     (duly authorised)

[On the reverse of the Bonds:]

                       TERMS AND CONDITIONS OF THE BONDS
            [As set out in Part B of the Schedule of the Trust Deed]

[At the foot of the Terms and Conditions]

                             PRINCIPAL PAYING AGENT

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                             60 Victoria Embankment
                                     London
                                    EC4Y 0JP

                                 PAYING AGENTS

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                               Avenue des Arts 35
                                B-1040 Brussels
                                    Belgium

                           BANQUE PARIBAS LUXEMBOURG
                              10A Boulevard Royal
                               L-2093 Luxembourg

                                Second Schedule

                                     PART B

                       Terms and Conditions of the Bonds

                                Second Schedule

                                     PART C

                            Form of Original Coupon


                          [On the face of the Coupon:]


CASTLE TRANSMISSION (FINANCE) PLC
(Pounds)125,000,000 9 per cent. Guaranteed Bonds due 2007 jointly and severally guaranteed by
CASTLE TRANSMISSION INTERNATIONAL LTD and
CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD

Coupon for (Pounds)[     .     ] due on 30 March 1998.
Coupon for (Pounds)[     .     ] due on 30 March
[1999/2000/2001/2002/2003/2004/2005/2006/2007].

Such amount is payable, subject to the terms and conditions (the "Conditions") endorsed on the Bond to which this Coupon relates (which are binding on the holder of this Coupon whether or not it is for the time being attached to such
Bond), against presentation and surrender of this Coupon at the specified office for the time being of any of the agents shown on the reverse of this Coupon (or any successor or additional agents appointed from time to time in accordance with the Conditions).

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[On the reverse of the Coupon:]



                            PRINCIPAL PAYING AGENT:

                   Morgan Guaranty Trust Company of New York
                             60 Victoria Embankment
                                London EC4Y OJP

                                 PAYING AGENTS:

                   Morgan Guaranty Trust Company of New York
                               Avenue des Arts 35
                                B-1040 Brussels
                                    Belgium

                           Banque Paribas Luxembourg
                              10A Boulevard Royal
                               L-2093 Luxembourg

                                 Third Schedule

                   Provisions for meetings of the Bondholders


1. Definitions: In this Trust Deed and the Conditions, the following expressions have the following meanings:

     "Block Voting Instruction" means, in relation to any Meeting, a document in the English language issued by a Paying Agent:

     (a) certifying that certain specified Bonds (the "deposited Bonds") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Bonds and notification thereof by such Paying Agent to the Issuer, the Guarantors and the Trustee;

     (b) certifying that the depositor of each deposited Bond or a duly authorised person on its behalf has instructed the relevant Paying Agent that the votes attributable to such deposited Bond are to be cast in a particular way on each resolution to be put to the Meeting that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

     (c) listing the total number and (if in definitive form) the certificate numbers of the deposited Bonds, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

     (d) authorising a named individual or individuals (each a "Proxy") to vote in respect of the deposited Bonds in accordance with such instructions;

     "Chairman" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7 (Chairman);

     "Extraordinary Resolution" means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by a majority of not less that three quarters of the votes cast;

     "Meeting" means a meeting of Bondholders (whether originally convened or resumed following an adjournment);

     "Relevant Fraction" means:

     (a) for all business other than voting on an Extraordinary Resolution, one fifth;

     (b) for voting on any Extraordinary Resolution other than one relating to a Reserved Matter, one-quarter; and

     (c) for voting on any Extraordinary Resolution relating to a Reserved Matter, three quarters.

     provided that, in the case of a Meeting which has resumed after adjournment for want of a quorum, it means:

     (i) for all business other than voting on an Extraordinary Resolution relating to a Reserved Matter, two or more Voters whatever the principal amount of the Bonds held or represented by them; and

     (ii) for voting on any Extraordinary Resolution relating to a Reserved Matter, two or more Voters holding or representing not less than one-quarter in principal amount of the outstanding Bonds.

     "Reserved Matter" means any proposal:

     (a) to change any date fixed for payment of principal or interest in respect of the Bonds, to reduce the amount of principal or interest payable on any date in respect of the Bonds or to alter the method of calculating the amount of any payment in respect of the Bonds on redemption or maturity or the date for any such payment;

     (b)  to effect any exchange, conversion or substitution of the Bonds;

     (c) to change the currency in which amounts due in respect of the Bonds are payable;

     (d)  to modify any provision of the Guarantee;

     (e) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; or

     (f)  to amend this definition;

     "Voter" means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a Definitive Bond who produces such Definitive Bond at the Meeting;

     "Voting Certificate" means, in relation to any Meeting, a certificate in the English language issued by a Paying Agent and dated in which it is stated:

     (a) that certain specified Bonds (the "deposited Bonds") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender of such certificate to such Paying Agent; and

     (b) that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the deposited Bonds;

     "24 hours" means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

     "48 hours" means two consecutive periods of 24 hours.

2. Issue of Voting Certificates and Block Voting Instructions: The holder of a Bond may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Bond with such Paying Agent or (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant meeting. A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Bonds to which it relates. So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the holder of the Bonds to which it relates for all purposes in connection with the meeting. A Voting Certificate and a Block Voting instruction cannot be outstanding simultaneously in respect of the same Bond.

3. References to deposit/release of Bonds: Where Bonds are in definitive form, references to the deposit, or release, of Bonds are to the deposit or (as the case may be) release of Definitive Bonds. Where Bonds are represented by a Global Bond or are held in definitive form within a clearing system, references to the deposit or release of Bonds shall be construed in accordance with the usual practices (including blocking the relevant account) of Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System and Cedel Bank, societe anonyme.

4. Validity of Block Voting Instructions: A Block Voting Instruction shall be valid only if it is deposited at such place as the Trustee designates, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Trustee requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Trustee shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5. Convening of Meeting: The Issuer and each Guarantor (acting together) or the Trustee may convene a Meeting at any time, and the Trustee shall be obliged to do so subject to its being indemnified to its satisfaction upon the request in writing of Bondholders holding not less than one fifth of the aggregate principal amount of the outstanding Bonds. Every Meeting shall be held on a date, and at a time and place, approved by the Trustee.

6. Notice: At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Bondholders and the Paying Agents (with a copy to the Issuer) and the Guarantors where the meeting is convened by the Trustee or, where the Meeting is convened by the Issuer and the Guarantors, the Trustee). The notice shall set out the full text of any resolutions to be proposed unless the Trustee agrees that the notice shall instead specify the nature of the resolutions without including the full text and shall state that the Bonds may be deposited with, or to the order of, any Paying Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

7. Chairman: An individual (who may, but need not, be a Bondholder) nominated in writing by the Trustee may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within fifteen minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which the Issuer may appoint a Chairman. The Chairman of an adjourned meeting need not be the same person as was the Chairman of the original meeting.

8. Quorum: The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the aggregate principal amount of the outstanding Bonds; provided that, so long as at least the Relevant Fraction of the aggregate principal amount of the outstanding Bonds is represented by the Temporary Global Bond and/or the Permanent Global Bond, a single Proxy representing the holder thereof shall be deemed to be two Voters for the purpose of forming a quorum.

9. Adjournment for want of quorum: If within fifteen minutes after the time fixed for any Meeting a quorum is not present, then:

     (a) in the case of a Meeting requested by Bondholders, it shall be dissolved; and

     (b) in the case of any other Meeting (unless the Issuer and the Trustee otherwise agree), it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines (with the approval of the Trustee); provided that:

          (i) the Meeting shall be dissolved if the Issuer and the Guarantors (acting together) and the Trustee so decide; and

          (ii) no Meeting may be adjourned more than once for want of a quorum.

10. Adjourned Meeting: The Chairman, with the consent of (and shall if directed by) any Meeting adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11. Notice following adjournment: paragraph 6 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

     (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

     (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

     It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.  Participation:  The following may attend and speak at a Meeting:

     (a)  Voters;

     (b)  representatives of the Issuer, the Guarantors and the Trustee;

     (c)  financial advisers of the Issuer, the Guarantors and the Trustee;

     (d)  legal counsel to the Issuer, the Guarantors and the Trustee; and

     (e)  any other person approved by the Meeting or the Trustee.

13. Show of hands: Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14. Poll: A demand for a poll shall be valid if it is made by the Chairman, the Issuer, either of the Guarantors, the Trustee or one or more Voters representing or holding not less than one fiftieth of the aggregate principal amount of the outstanding Bonds. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.  Votes:  Every Voter shall have:

     (a)  on a show of hands, one vote; and

     (b) on a poll, one vote in respect of each (Pounds)10,000 in aggregate face amount of the outstanding Bond(s) represented or held by him.

     Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way. In the case of a voting tie the Chairman shall have a casting vote.

16. Validity of Votes by Proxies: Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that neither the Issuer, the Guarantors, the Trustee nor the Chairman has been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting.

17. Powers: A Meeting shall have power (exercisable by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

     (a) to approve any proposal by the Issuer and the Guarantors (acting together) for any modification, abrogation, variation or compromise of any provisions of this Trust Deed or the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the Bonds or the obligations of the Guarantors under the Guarantee of the Bonds;

     (b) to approve the exchange or substitution of the Bonds for, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer or the Guarantors or any other person or body corporate formed or to be formed;

     (c) to approve the substitution (otherwise than pursuant to Clause 7.3 of the Trust Deed) of any person for the Issuer (or any previous substitute) as principal obligor under these presents, the Bonds or the Coupons or the substitution of any person for either of the Guarantors as guarantor under the Guarantee of the Bonds;

     (d) to waive any breach or authorise any proposed breach by the Issuer or either of the Guarantors of its obligations under or in respect of this Trust Deed or the Bonds, any proposed breach by either of the Guarantors of its obligations under the Guarantee or Bonds or any act or omission which might otherwise constitute an event of default under the Bonds;

     (e)  to remove any Trustee;

     (f)  to approve the appointment of a new Trustee;

     (g) to authorise the Trustee (subject to its being indemnified and/or secured to its satisfaction) or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

     (h) to discharge or exonerate the Trustee from any liability in respect of any act or omission for which it may become responsible under this Trust Deed or the Bonds;

     (i) to give any other authorisation or approval which under this Trust Deed or the Bonds is required to be given by Extraordinary Resolution; and

     (j) to appoint any persons as a committee to represent the interests of the Bondholders and to confer upon such committee any powers which the Bondholders could themselves exercise by Extraordinary Resolution.

18. Extraordinary Resolution binds all holders: An Extraordinary Resolution shall be binding upon all Bondholders and Couponholders, whether or not present at such Meeting, and each of the Bondholders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Bondholders and the Paying Agents (with a copy to the Issuer and the Guarantors when the meeting was convened by the Trustee or, where the relevant Meeting was convened by the Issuer and the Guarantors, the Trustee) within 14 days of the conclusion of the Meeting.

19. Minutes: The Issuer (whom failing, the Guarantors) shall provide a minute book in which minutes of all resolutions and proceedings at each Meeting shall be made. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

20. Written Resolution: A Written Resolution shall take effect as if it were an Extraordinary Resolution.

21. Further regulations: Subject to all other provisions contained in this Trust Deed, the Trustee may without the consent of the Issuer, the Guarantors or the Bondholders prescribe such further regulations regarding the holding of Meetings of Bondholders and attendance and voting at them as the Trustee may in its sole discretion determine.

22. Several series: The following provisions shall apply where outstanding Bonds belong to more than one series:

     (a) Business which in the opinion of the Trustee affects the Bonds of only one series shall be transacted at a separate Meeting of the holders of the Bonds of that series.

     (b) Business which in the opinion of the Trustee affects the Bonds of more than one series but does not give rise to an actual or potential conflict of interest between the holder of Bonds of one such series and the holders of Bonds of any other such series shall be transacted either at separate Meetings of the holders of the Bonds of each such series or at a single Meeting of the holders of the Bonds of all such series, as the Trustee shall in its absolute discretion determine.

     (c) Business which in the opinion of the Trustee affects the Bonds of more than one series and gives rise to an actual or potential conflict of interest between the holders of Bonds of one such series and the holders of Bonds of any other such series shall be transacted at separate Meetings of the holders of the Bonds of each such series.

     (d) The preceding paragraphs of this Schedule shall be applied as if references to the Bonds and Bondholders were to the Bonds of the relevant series and to the holders of such Bonds.

     (e) In this paragraph, "business" includes (without limitation) the passing or rejection of any resolution.

                               Execution Clauses


EXECUTED as a deed by
CASTLE TRANSMISSION (FINANCE) PLC


By:  TED MILLER JR                    By:     GEORGE REESE


Director                              Secretary


EXECUTED as a deed by
CASTLE TRANSMISSION INTERNATIONAL LTD


By:  TED MILLER JR                    By:     GEORGE REESE


Director                              Secretary


EXECUTED as a deed by
CASTLE TRANSMISSION SERVICES (HOLDINGS) LTD


By:  TED MILLER JR                    By:
     GEORGE REESE


Director                              Secretary

THE COMMON SEAL of
THE LAW DEBENTURE TRUST CORPORATION p.l.c.
was affixed in the presence of:


Director:               D.M. ANDERSON
                                              SEAL

Assistant Trust Manager:  C. RAKESTROW